UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 3, 2024

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lattice Semiconductor Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2024. At the Annual Meeting, stockholders representing 94.71% of the outstanding shares of common stock of the Company as of March 8, 2024, the record date for the Annual Meeting, were present in person or by proxy. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

The Board of Directors of the Company (the “Board”) is currently comprised of nine members. Each of the nine nominees for director was elected for a term of one year, and the voting results are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
James R. Anderson	125,646,803	113,151	84,585	4,418,887
Robin A. Abrams	122,966,265	2,787,371	90,903	4,418,887
Douglas Bettinger	125,647,706	109,386	87,447	4,418,887
Que Thanh Dallara	124,921,759	839,132	83,648	4,418,887
John Forsyth	124,542,432	1,214,360	87,747	4,418,887
Mark E. Jensen	125,162,140	588,296	94,103	4,418,887
James P. Lederer	124,096,555	1,661,635	86,349	4,418,887
D. Jeffrey Richardson	123,438,080	2,319,606	86,853	4,418,887
Elizabeth Schwarting	123,437,233	2,324,551	82,755	4,418,887

Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2024

The appointment of Ernst & Young was ratified, and the voting results are set forth below:

For	Against	Abstain
130,154,754	54,163	54,509

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve the executive compensation of the Company’s named executive officers was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
122,577,779	3,179,482	87,278	4,418,887

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	May 6, 2024		Tracy Feanny Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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